EXHIBIT 99.3

                                                 Office of the United States Trustee
                                                 -----------------------------------

-----------------------------------------------------    -------------------------------------------------------------------------
In re:
                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
PREMIER LASER SYSTEMS, INC.
1 Argonaut                                               Statement Number:          12
Aliso Viejo, CA  92656-4111                                                    -----------
                                         Debtor.         For the period     FROM:            02/01/01
                                                                                      ---------------
                                                                            TO:              02/28/01
----------------------------------------------                                        ---------------
Chapter 11 Case No.:    SA00-12031RA
-----------------------------------------------------    -------------------------------------------------------------------------


                                                              ----------------- ---------------- ---------------- ----------------
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                       Certificate of       General          Payroll       Money Market
                                                                  Deposit           Account          Account          Account
                                                              ----------------- ---------------- ---------------- ----------------
A.       Total Receipts per all Prior Interim Statements       $ 4,200,000.00    $ 4,400,000.00    $ 5,000.00             $-0-
                                                              ----------------- ---------------- ---------------- ----------------
B.       Less:  Total Disbursements per all Prior Statements       100,000.00    $ 4,350,912.11      3,330.38              -0-
                                                              ----------------- ---------------- ---------------- ----------------
C.       Beginning Balance (A less B)                            4,100,000.00       $ 49,087.89      1,669.62              -0-
                                                              ----------------- ---------------- ---------------- ----------------
D.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                                18,331.76      1,268,886.73                           621.13
                                                              ----------------- ---------------- ---------------- ----------------
E.       Balance Available (C plus D)                            4,100,000.00      1,317,974.62      1,669.62             621.13
                                                              ----------------- ---------------- ---------------- ----------------
F.       Net Transfers for this Period                                              (810,671.25)    17,000.00         870,000.00
                                                              ----------------- ---------------- ---------------- ----------------
G.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         DateCheck No.         Payee/Purpose
         --------------        -------------
                  SEE ATTACHMENT #1
         TOTAL DISBURSEMENTS THIS PERIOD:                               -0-          175,155.77     10,078.88
                                                              ----------------- ---------------- ---------------- ----------------
H.       Ending Balance (E less F)                              $4,118,331.76      $ 332,147.60      8,590.74        $870,621.13
                                                              ----------------- ---------------- ---------------- ----------------

H.       (1)      General Account
                  (a)      Depository Name and Location:  Wells Fargo, 441 West Whittier Blvd., La Habra, CA 90631
                                                          ------------------------------------------------------------------------
                  (b)      Account Number:   201-191-4462
                                             -------------------------------------------------------------------------------------
         (2)      Payroll Account:
                  (a)      Depository Name and Location:  Wells Fargo, 441 West Whittier Blvd., La Habra, CA 90631
                                                          ------------------------------------------------------------------------
                  (b)      Account Number:  201-191-4488
                                           ---------------------------------------------------------------------------------------
         (3)      Tax Account:
                  (a)      Depository Name and Location:  Wells Fargo, 441 West Whittier Blvd., La Habra, CA 90631
                                                          ------------------------------------------------------------------------
                  (b)      Account Number:   201-191-4470
                                           ---------------------------------------------------------------------------------------
         (4)      Certificate of Deposit:
                  (a)      Depository Name and Location:  Wells Fargo, 441 West Whittier Blvd., La Habra, CA 90631
                                                          ------------------------------------------------------------------------
                  (b)  Account Number:       200-919-3020
                                         -----------------------------------------------------------------------------------------

I.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):
                  Petty Cash $1500
----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 99.3

                               DEBTOR IN POSSESSION OPERATING REPORT NO.:   12   PAGE 2 OF 2
                                                                          ------

-----------------------------------------------------    -------------------------------------------------------------------------
In re:
                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
PREMIER LASER SYSTEMS, INC.
1 Argonaut                                               Statement Number:          12
Aliso Viejo, CA  92656-4111                                                    -----------
                                         Debtor.         For the period     FROM:            02/01/01
                                                                                      ---------------
                                                                            TO:              02/28/01
----------------------------------------------                                        ---------------
Chapter 11 Case No.:    SA00-12031RA
-----------------------------------------------------    -------------------------------------------------------------------------


                                                              ----------------- ---------------- ---------------- ----------------
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                         Money Plus         General          Payroll            Tax
                                                                  Account           Account          Account          Account
                                                              ----------------- ---------------- ---------------- ----------------
K.       Total Receipts per all Prior Interim Statements        $4,523,661.62    $13,560,832.69   $421,327.00            $200.00
                                                              ----------------- ---------------- ---------------- ----------------
L.       Less:  Total Disbursements per all Prior Statements     4,522,652.11     12,486,602.28    419,606.98             200.00
                                                              ----------------- ---------------- ---------------- ----------------
M.       Beginning Balance (A less B)                                1,009.51      1,074,230.41      1,720.02              -0-
                                                              ----------------- ---------------- ---------------- ----------------
N.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                                    -0-       (1,000,000.00)        -0-                -0-
                                                              ----------------- ---------------- ---------------- ----------------
O.       Balance Available (C plus D)                                1,009.51         74,230.41      1,720.02              -0-
                                                              ----------------- ---------------- ---------------- ----------------
P.       Net Transfers for this Period                              (1,009.51)       (73,599.02)    (1,720.22)
                                                              ----------------- ---------------- ---------------- ----------------
Q.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         DateCheck No.         Payee/Purpose
         --------------        -------------
                  SEE ATTACHMENT #1
         TOTAL DISBURSEMENTS THIS PERIOD:                               -0-              631.39         -0-                -0-
                                                              ----------------- ---------------- ---------------- ----------------
R.       Ending Balance (E less F)                                     $-0-              $-0-          $-0-               $-0-
                                                              ----------------- ---------------- ---------------- ----------------

S.       (1)      General Account
                  (a)      Depository Name and Location:   California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                         -------------------------------------------------------------------------
                  (b)      Account Number:   3700011381
                                            --------------------------------------------------------------------------------------
         (2)      Payroll Account:
                  (a)      Depository Name and Location:   California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                         -------------------------------------------------------------------------
                  (b)      Account Number:   3700011111
                                            --------------------------------------------------------------------------------------
         (3)      Tax Account:
                  (a)      Depository Name and Location:   California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                         -------------------------------------------------------------------------
                  (b)      Account Number:   3700011031
                                            --------------------------------------------------------------------------------------
         (4)      Money Plus Account
                  (b)      Account Number:   3700021509
                                            --------------------------------------------------------------------------------------

R.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):

     -----------------------------------------------------------------------------------------------------------------------------

I, (Name/Title: ROBERT MOSIER / PRESIDENT), declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:   3-14-2001
       ------------
                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                                                 Office of the United States Trustee
                                                 -----------------------------------

-----------------------------------------------------    -------------------------------------------------------------------------
In re:
                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
PREMIER LASER SYSTEMS, INC.
1 Argonaut                                               Statement Number:          12              Page 1 of 3
Aliso Viejo, CA  92656-4111                                                    -----------
                                         Debtor.         For the period     FROM:            02/01/01
                                                                                      ---------------
                                                                            TO:              02/28/01
----------------------------------------------                                        ---------------
Chapter 11 Case No.:    SA00-12031RA
-----------------------------------------------------    -------------------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)                                 [SEE ATTACHMENT TWO]
     A.  Related to Business Operations:
         Gross Sales                                                    $
                                                                        --------------
         Less:  Sales Returns and Discounts
                                                                        --------------
              Net Sales
                                                                                       ---------------
         Less:  Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                        --------------
         Add:  Purchases
                                                                        --------------
         Less:  Ending Inventory at Cost
                                                                        --------------
              Cost of Goods Sold
                                                                                       ---------------
                  Gross Profit
                                                                                                       ---------------
                  Other Operating Revenues (Specify)
                                                                                                       ---------------
         Less:  Operating Expenses:
         Officer Compensation
                                                                        --------------
         Salaries and Wages - Other Employees
                                                                        --------------
              Total Salaries and Wages
                                                                                       ---------------
              Employee Benefits and Pensions
                                                                                       ---------------
         Payroll Taxes
                                                                        --------------
         Real Estate Taxes
                                                                        --------------
         Federal and State Income Taxes
                                                                        --------------
              Total Sales
                                                                                       ---------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                        --------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                        --------------
         Insurance
                                                                        --------------
         Automobile Expense
                                                                        --------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                        --------------
         Depreciation and Amortization
                                                                        --------------
         Repairs and Maintenance
                                                                        --------------
         Advertising
                                                                        --------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                        --------------
         Bad Debts
                                                                        --------------
         Miscellaneous Operating Expenses (Specify)
                                                                        --------------
              Total Operating Expenses
                                                                                       ---------------
                  Net Gain/Loss from Business Operations
                                                                                                       ---------------
     B.  Not Related to Business Operations
         Income:
              Interest Income
                                                                                       ---------------
              Other Non-Operating Revenues (Specify)
                                                                                       ---------------
              Gross Proceeds on Sale of Assets
                                                                        --------------
              Less:  Original Cost of Assets plus Expenses of Sale
                                                                        --------------
                  Net Gain/Loss on Sale of Assets
                                                                                       ---------------
              Total Non-Operating Income
                                                                                                       ---------------
         Expenses Not Related to Business Operation:
              Legal and Professional Fees (Specify)
                                                                        --------------
              Other Non-Operating Expenses (Specify)
                                                                        --------------
              Total Non-Operating Expenses
                                                                                                       ---------------
     NET INCOME / LOSS FOR PERIOD                                                                      $
                                                                                                       ---------------


                               DEBTOR IN POSSESSION OPERATING REPORT NO.:   12  PAGE 2 OF 3
                                                                          -----


2.       Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):  SEE ATTACHMENT 2

                                                            ---------------------------- ----------------------------
                                                                 Accounts Payable            Accounts Receivable
                                                            ---------------------------- ----------------------------
                    Current            Under 30 Days                     $76,007.06                         -0-
                                                            ---------------------------- ----------------------------
                    Overdue            31-60 Days                         47,597.50                         -0-
                                                            ---------------------------- ----------------------------
                    Overdue            61-90 Days                         25,000.00                         -0-
                                                            ---------------------------- ----------------------------
                    Overdue            91-120 Days                        11,481.39                         -0-
                                                            ---------------------------- ----------------------------
                    Overdue            Over 121 Days                       7,235.84                  5,330,306
                                                            ---------------------------- ----------------------------
                    TOTAL                                               $176,168.41                 $5,330,306
                                                            ---------------------------- ----------------------------


3.   Statement of Status of Payments to Secured Creditors and Lessors:  SEE ATTACHMENT 3

---------------------------------- ------------------- --------------- --------------- -------------------------------
                                       Frequency                                           Post-Petition Payments
                                    of Payments per        Amount           Next                 Not Made*
                                    Contract / Lease      of Each         Payment
         Creditor/Lessor           (i.e., mo., qtr.)      Payment           Due            Number            Amount
---------------------------------- ------------------- --------------- --------------- -------------------------------
                                                       $                                               $
---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------


*Explanation for Non-Payment:
                             -----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


4.       Tax Liability:
         Gross Payroll Expense for Period:                     $    9,617.17
                                                               ----------------
         Gross Sales for Period Subject to Sales Tax                 none

                                             ------------------------ ------------------------ -----------------------
                                                                                                   Post-Petition
                                                                                                    Taxes Still
                                             Date Paid*                    Amount Paid*                Owing
                                             ------------------------ ------------------------ -----------------------
Federal Payroll and Withholding Taxes        02-05-00, 02-19-01                  $2,315.49                      0
                                             ------------------------ ------------------------ -----------------------
State Payroll and Withholding Taxes          02-05-00, 02-19-01                    $723.76                      0
                                             ------------------------ ------------------------ -----------------------
State Sales and Use Taxes                    Not Paid
                                             ------------------------------------------------- -----------------------
Real Property Taxes                          INCLUDED IN RENT
                                             ------------------------------------------------- -----------------------

                                    *Attach photocopies of depository receipts from taxing authorities or financial institutions to verity that such deposits or payments have been made


5.   Insurance Coverage:

                                    ---------------------- --------------------- ------------------ ------------------
                                          Carrier /         Amount of Coverage        Policy          Premium Paid
                                         Agent Name                               Expiration Date     Through Date
                                    ---------------------- --------------------- ------------------ ------------------
Worker's Compensation               HIH/Calco              $1M, $1M, $1M              6-1-01             6-1-01
Product/Completed Liability         Medmarc/AON            $10Kea., $100K agg.        3-1-01             3-1-01
                                                           Self Ins. Ea. $50K,
                                    $200 agg.
                                    ---------------------- --------------------- ------------------ ------------------
                                    Fed. Ins. Co./AON      $4 M ea., $4M agg.         3-1-01             3-1-01
Liability
                                    ---------------------- --------------------- ------------------ ------------------
                                    ----------------------------------------------------------------------------------
Fire and Extended Coverage                        Included in Property Add General Liability Insurance
                                    ----------------------------------------------------------------------------------
                                    ---------------------- --------------------- ------------------ ------------------
Property & General Liability        Fed. Ins. Co./AON      $1M ea., $2M agg.              3-1-01         3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
        Theft                       Fed. Ins. Co./AON      $75K & $75K                3-1-01             3-1-01
                                    ---------------------- --------------------- ------------------ ------------------

                                    ---------------------- --------------------- ------------------ ------------------
        Vehicle  (Hired)            Fed. Ins. Co./AON      $1M                             3-1-01        3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
Other (Specify):
                                    ---------------------- --------------------- ------------------ ------------------
  Marine Open Cargo                 Centennial/AON         $500K & $500K              1-1-01             Expired
  Patent Infringement Abatement     Reliance/Calco         $1M ea., $3M agg           2-24-00            Expired
                                    ---------------------- --------------------- ------------------ ------------------
  Patent Infringement Defense       AM Int'l.              $2M ea., $2M agg           6-18-00            Expired
                                    Specialty/Calco
                                    ---------------------- --------------------- ------------------ ------------------
  D&O                               Rock River &           $10,000,000               12-10-00            Expired
                                    Lloyd/Calco
                                    ---------------------- --------------------- ------------------ ------------------

6.   Questions:

     A.  Has the Debtor in Possession provided compensation to any officers, directors, shareholder, or other principals without the approval of the Office of the United States Trustee?

     [ ]:  Yes  Explain:
                            ---------------------------------------------------------------------------------------
     [X]:  No

     B.  Has the Debtor in Possession, subsequent to filing the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

     [ ]:  Yes  Explain:
                            ---------------------------------------------------------------------------------------
     [X]:  No


7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY) SEE ATTACHMENT 4

    -------------------------------------- ------------------------------------- ------------------------------------
                                                State Type of Professional               Total Post-Petition
            Name of Professional              (Attorney / Accountant / etc.)                Amount Unpaid
    -------------------------------------- ------------------------------------- ------------------------------------
    Knobbe, Marten, Olson & Bear                         Attorney                               $47,681.86
    -------------------------------------- ------------------------------------- ------------------------------------
    O'Melveny & Myers                                    Attorney                              $417,017.97
    -------------------------------------- ------------------------------------- ------------------------------------
    Winthrop & Couchet                                   Attorney                              $149,946.27
    -------------------------------------- ------------------------------------- ------------------------------------
    Squar Milner Rheel & Williamson                    Accountants                              $19,485.75
    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------


8.   Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE
     SHEET IF NECESSARY)

    -----------------------------------------------------------------------------------------------------------------
    None
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------


9.   Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
       Quarterly          Total                                                                       Quarterly Fee
     Period Ending    Disbursements    Quarterly Fee       Date           Amount                       Still Owing
                       for Quarter                         Paid            Paid         Check No.
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
      3/31/00            $69,828.68           $500.00          04/27        $500.00       10035,              0
                                                                                           10038
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
      6/30/00           $790,304.81         $3,750.00          07/19      $3,750.00        10352              0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
      9/30/00           $683,186.02         $3,750.00          10/16      $3,750.00        10567              0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    12/31/00          $1,251,797.77         $5,000.00          01/04      $5,000.00          114              0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

I, (Name/Title: ROBERT MOSIER / PRESIDENT), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:   03-15-01
       ------------
                                                 -------------------------------
                                                 Debtor in Possession of Trustee

                                  ATTACHMENT #1


1. Profit and Loss Statement (Modified Cash Basis)
A. Related to Business Operations
Gross Sales                                                         18,886.73
Less: Sales Returns and Discounts                                           -
                                                                 -------------
Net Sales                                                           18,886.73
Less: Cost of Goods Sold:
Beginning Inventory at Cost
Add: Purchases
Less: Ending Inventory at Cost
Cost of Goods Sold
                                                                 -------------
Gross Profit                                                        18,886.73
Other Operating Revenues                                                    -
Less: Operating Expenses:
Officer Compensation
Salaries and Wages-Other Employees                                   6,577.92
                                                                 -------------
Total Salaries and Wages                                             6,577.92
Outside Services                                                    36,407.46
Board of Directors Fees
Patent Maintenance                                                          -
Payroll Expenses                                                       461.71
Payroll Taxes                                                        3,039.25
Real Estate Taxes
Federal and State Income Taxes
                                                                 -------------
Total Taxes                                                          3,039.25
Rent and Lease Expense                                               4,000.00
Interest Expense
Insurance                                                          125,982.00
Shipping                                                             1,152.75
Storage                                                                769.50
Automobile Expense
Utilities                                                            1,697.49
Depreciation
Repairs and Maintenance                                              1,999.75
Hiring expense
Court fees                                                                  -
Supplies, Office Expense, Photocopies, etc.                          3,873.01
Miscellaneous Operating Expenses:
Legal
Travel
Entertainment
Securities expense                                                          -
ADP fees
Other                                                                       -
                                                                 -------------
Total Miscellaneous Operating Expenses                                      -
                                                                 -------------
Total Operating Expenses                                           185,960.84
                                                                 -------------
Net Gain/Loss from Business Operations                            (167,074.11)
                                                                 =============
B. Not Related to Business Operations
Income:
Interest Income                                                     18,952.89
Other Non-Operating Revenues
Gross Proceeds on Sale of Assets                                   250,000.00
Less: Original Cost of Assets plus Expense of Sale
                                                                 -------------
Net Gain/Loss on Sale of Assets                                    250,000.00
                                                                 -------------
Total Non-Operating Income                                         268,952.89
                                                                 -------------
Expenses Not Related to Business Operations:
Legal and Professional Fees
Other Non-Operating Expenses
                                                                 -------------
Total Non-Operating Expenses                                                -
                                                                 -------------
NET INCOME/LOSS FOR PERIOD                                         101,878.78
                                                                 =============

                                                          ATTACHMENT #2

                                                        February 28, 2001

---------------------------------------------------------------------------------------------------------------------------------
VENDORS                               >120 Days   91-120 Days   61-90 Days    31-60 Days    <30 Days        Total          %
---------------------------------------------------------------------------------------------------------------------------------
Market Wise Staffing & Consulting                                                              836.64       836.64         0.00
Market Wise Staffing & Consulting                                                              734.00       734.00         0.00
Efrain Gonzalez                                                                                507.50       507.50         0.00
Leo Blomgren                                                                                   504.00       504.00         0.00
Thomas Gray & Associates                                                                       780.00       780.00         0.00
Colette Cozean                                                                 22,597.50     5,750.00    28,347.50         0.16
Magnum Group                             7,235.84   11,481.39    25,000.00     25,000.00    25,000.00    93,717.23         0.53
Tax Agencies (1)                         8,846.62                                                         8,846.62         0.05
Three Way, Inc.                                                                              4,175.50     4,175.50         0.02
Blue Shield                                                                                  3,691.33     3,691.33         0.02
Qwest                                                                                          755.00       755.00         0.00
Jeff Anderson settlement                                                                    12,000.00    12,000.00         0.07
Medical Products International                                                                 570.00       570.00         0.00
Frenkle of California                                                                       12,500.00    12,500.00         0.07
First World Communications                                                                     486.59       486.59         0.00
Fred Feldman/FJF Associates                                                                  1,000.00     1,000.00         0.01
Cherie Bernard Bankruptcy Paral.                                                               815.50       815.50         0.00
Computer Packages, Inc.                                                                      5,901.00     5,901.00         0.03
---------------------------------------------------------------------------------------------------------------------------------

Total Accounts Payable                 $16,082.46  $11,481.39   $25,000.00    $47,597.50   $76,007.06  $176,168.41       100.00%

                                 ATTACHMENT # 3

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:


-----------------------------------------------------------------------------------------------------------------------------------
                                          Frequency                                    Post Petition
                                          of Payments      Amount     Next           Payments Not Made               Notes
    Creditor/                             per Contract/    of Each    Payment    --------------------------------------------------
    Lessor                                Lease            Payment    Due          Number     Amount
-----------------------------------------------------------------------------------------------------------------------------------

1   William Simmons                         Monthly       2,000.00    01-Apr                               4 month office lease
2   Konica(1)                               Monthly         217.58                  1        2,200.00      Fax machine
3   Konica(1)                               Monthly         328.31                  1        5,000.00      7490 Copier
4   Konica(1)                               Monthly         388.42                  1                      7050 Copier
5   Pitney Bowes Credit Corporation(1)      Quarterly     1,395.00                  -           -          Equip. retrieved
6   Steelcase Financial Services(4)         Monthly         381.94                  1        2,000.00      Equip. sold to Intralase
7   Dell(1)                                 Monthly         965.83                              -          Equip. retrieved
8   Green Tree(1)                           Monthly         778.23                              -          Equip. retrieved
9   IC Capital(3)                           Monthly         483.78                                         Khai Lequang (OMM)
10  Intelenet                               Monthly         474.00                  1          505.00      Cancel as of 3/1/01
-----------------------------------------------------------------------------------------------------------------------------------

(1) Signed Stipulation
(2) Signed Stipulation
(3) O'Melveny handling in court
(4) Under Negotiation

                                                        ATTACHMENT #4

                                                        February 2001

PROFESSIONALS                           >120 Days       91-120 Days      61-90 Days    31-60 Days     <30 Days       Total
-----------------------------------------------------------------------------------------------------------------------------
Squar Milner                                                                                          19,485.75    19,485.75

Knobbe, Marten, Olson, & Bear                              12,291.62       16,287.96    14,592.28      4,510.00    47,681.86

O'Melveny & Myers                       140,634.97         50,000.00       75,000.00    94,000.00     57,383.00   417,017.97

Winthrop & Couchot                       12,725.87         35,000.00       20,000.00    46,146.40     36,074.00   149,946.27
-----------------------------------------------------------------------------------------------------------------------------

Total Professional Fees                $153,360.84        $97,291.62      $11,287.96   $54,738.68    $17,452.75   $34,131.85